Long-Term Investments, Net	6 Months Ended
Jun. 30, 2026
Long-Term Investments, Net [Abstract]
LONG-TERM INVESTMENTS, NET
9.	LONG-TERM INVESTMENTS, NET

The following table sets forth a breakdown of the categories of long-term investments held by the Group:

	At June 30,	At December 31,
In thousands of USD	2026	2025
Long-term investments
Equity securities:
Equity investments without readily determinable fair value using the measurement alternative	14,229	14,229
Equity method investments	18,501	21,618
Equity investments without readily determinable fair value using the NAV practical expedient	3,234	3,234
	35,964	39,081

Equity investments without readily determinable fair value using the NAV practical expedient

As a practical expedient, the Group uses net asset value (“NAV”) as the fair value for certain equity investments in funds that primarily invest in healthtech, blockchain and other technology companies, which had an aggregate fair value of US$3.2 million as of both June 30, 2026 and December 31, 2025, unfunded commitments of US$4.0 million and US$5.1 million, respectively, and are redeemable as of the reporting date with the prior written consent of the fund.

Equity investments without readily determinable fair value using the measurement alternative

The total carrying value of equity investments without readily determinable fair value using the measurement alternative as of June 30, 2026 and December 31, 2025 were as follows:

	At June 30,	At December 31,
In thousands of USD	2026	2025
Initial cost basis	15,500	15,500
Cumulative impairment charges	(1,271)	(1,271)
Carrying value	14,229	14,229

Impairment charges recognized on equity investments without readily determinable fair value using the measurement alternative were nil and US$0.7 million for the six months ended June 30, 2026 and 2025, respectively, included in Other losses, net in the consolidated statements of operations and comprehensive income (loss). The fair value used in the impairment calculation was determined using a market approach. These measurements are classified within Level 3 of the fair value hierarchy, as they involve significant unobservable inputs, principally the selected valuation multiples and the discount for lack of marketability.

Equity method investments (see Note 20)

Set out below is the Group’s material equity method investment. This disclosure does not represent the Group’s total investments.

Equity Investment in Matrixport Venture Fund I, L.P. (“Matrixport”)

As of June 30, 2026 and December 31, 2025, the Group held approximately 54.1% and 54.1% equity interest in Matrixport, respectively. Accordingly, the investment is viewed as more than minor and the Group accounts for its investment in Matrixport as an equity method investment in accordance with ASC 323. The Group does not have any substantive kick-out or participating rights as a limited partner investor. Thus, the investment is not consolidated by the Group under ASC 810. For the six months ended June 30, 2026 and 2025, the Group recognized its share of loss of US$3.6 million and US$2.5 million, respectively, in respect of its investment in Matrixport. The carrying amount of the investment was US$16.7 million and US$20.3 million as of June 30, 2026 and December 31, 2025, respectively. No impairment loss was recognized in respect of this investment for the six months ended June 30, 2026 and 2025.